THE SWISS
                                    HELVETIA
                                   FUND, INC.
                                   www.swz.com

                                     A SWISS
                                   INVESTMENTS
                                      FUND

                          THE SWISS HELVETIA FUND, INC.
                                EXECUTIVE OFFICES
                          The Swiss Helvetia Fund, Inc.
                           1270 Avenue of the Americas
                                    Suite 400
                               New York, NY 10020
                                 1-888-SWISS-00
                                 (212) 332-2760
                               http://www.swz.com


SEMI-ANNUAL REPORT
FOR THE SIX MONTHS ENDED
JUNE 30, 2001

                          THE SWISS HELVETIA FUND, INC.
--------------------------------------------------------------------------------

Directors and Officers


Paul Hottinguer
CHAIRMAN AND
CHIEF EXECUTIVE OFFICER
Eric R. Gabus
VICE CHAIRMAN (NON OFFICER)
Alexandre de Takacsy
DIRECTOR
Claude Frey
DIRECTOR
Baron Hottinger
DIRECTOR
Claude Mosseri-Marlio
DIRECTOR
Didier Pineau-Valencienne*
DIRECTOR
Stephen K. West, Esq.*
DIRECTOR
Samuel B. Witt III, Esq.**
DIRECTOR
Rodolphe E. Hottinger
PRESIDENT AND
CHIEF OPERATING OFFICER
Rudolf Millisits
SENIOR VICE PRESIDENT
Philippe Comby
VICE PRESIDENT
Sharon Kanovsky
VICE PRESIDENT
Edward J. Veilleux
VICE PRESIDENT AND TREASURER
Paul R. Brenner, Esq.
SECRETARY

--------------------------------------------------------------------------------
 * AUDIT COMMITTEE MEMBER
** AUDIT COMMITTEE CHAIRMAN

The Investment Advisor


The Fund is managed by Hottinger Capital Corp., which is 100% owned by the Hottinger Group.

The Hottinger Group dates back to Banque Hottinguer, which was formed in Paris in 1786 and is one of Europe's oldest private banking firms. The Hottinger Group has remained under the control of the Hottinger family through seven generations. It has offices in New York, Zurich, Luxembourg, Geneva, and the Bahamas.

EXECUTIVE OFFICES
The Swiss Helvetia Fund, Inc.
1270 Avenue of the Americas
Suite 400
New York, New York 10020
1-888-SWISS-00 (1-888-794-7700)
(212) 332-2760

FOR INQUIRIES AND REPORTS:
1-888-SWISS-00 (1-888-794-7700)
Fax (212)332-7931
email: swz@swz.com

WEBSITE ADDRESS
http://www.swz.com


The Fund
The Swiss Helvetia Fund, Inc. is a non-diversified, closed-end investment company whose objective is to seek long-term capital appreciation through investment in equity and equity-linked securities of Swiss companies. The Fund, listed on the New York Stock Exchange under the symbol "SWZ," is managed by Hottinger Capital Corp.

Net Asset Value is calculated daily by 6:00 P.M. (Eastern Standard Time). The most recent calculation is available by calling 1-888-SWISS-00 or by accessing our Website. Weekly Net Asset Value is also published in BARRON'S, the Monday edition of THE WALL STREET JOURNAL and the Sunday edition of THE NEW YORK TIMES.



INVESTMENT ADVISOR
Hottinger Capital Corp.
1270 Avenue of the Americas
Suite 400
New York, New York 10020
(212) 332-7930
ADMINISTRATOR
Investment Company Capital Corp.
CUSTODIAN
Swiss American Securities Inc.
TRANSFER AGENT
PFPC, Inc.
P.O. Box 43027
Providence, RI 02940-3027
(800) 331-1710
LEGAL COUNSEL
Paul R. Brenner, Esq. and
Salans Hertzfeld Heilbronn
Christy & Viener
INDEPENDENT AUDITORS
Deloitte & Touche LLP

                          THE SWISS HELVETIA FUND, INC.
--------------------------------------------------------------------------------

Letter to Stockholders


ECONOMIC DEVELOPMENTS
     During the second quarter of 2001, the U.S. Federal Reserve cut interest rates by 125 basis points in three separate actions, bringing the total reduction in the fed funds rate to 3.25% over a six-month period. The rate cuts were a reaction to a pronounced downshift in economic activity, which was accentuated when manufacturers promptly scaled back production to reduce excess inventories. The U.S. Federal Reserve believes that manufacturing may recover somewhat when the rate of inventory reduction decreases. Further, U.S. consumer demand will find some support from the recent tax cut and lower energy costs. However, there are still considerable uncertainties regarding the current economic situation.

     For several years, productivity, GDP growth, and corporate earnings grew at rates far above historic averages. This was largely driven by globalization and investments in information technology. Equity markets reflected this rapid growth, raising equity prices and market multiples to new highs. There is widespread agreement that there was an equity price "bubble" as unsustainable long term projections were mistakenly extrapolated from short term growth rates. The partial reversal of these driving forces has led to the current period of slower economic growth. Since we probably can not expect these forces to resume at earlier peak levels, the rapid growth of the 1990s may not return.

     The U.S. Federal Reserve believes that many growth-enabling technologies are not yet mature, nor are they widely adopted. In the coming years adoption of such technologies may provide a catalyst for sustainable long-term growth in GDP and corporate earnings beyond historical averages, though significantly below the rapid pace of the late 1990s. Resurgence in globalization and the acceleration of large emerging economies may provide additional growth opportunities.

     Significant pressures on revenues, profit margins, and cash flows have exacerbated weakness in capital spending. Rising energy prices further hindered corporate performance. Cost pressure from growth in unit labor costs may moderate if civilian unemployment rises as projected over the second half of the year. Additionally, energy prices have moderated from levels seen earlier in the year and U.S. inflation remains subdued, with current Fed projections of only 1.75% to 2.5% for 2001 and 2002.

     U.S. capital spending remains weak with little agreement among market participants as to when it will strengthen significantly. As successive generations of technology enable increasingly large worker productivity gains, businesses will likely resume capital spending to reap these benefits.

                          THE SWISS HELVETIA FUND, INC.
--------------------------------------------------------------------------------

Letter to Stockholders (continued)

     In the near term, softness continues in all of the world's major economies. The 3% growth rate projected for the U.S. exceeds expectations for other countries. The Japanese economy is saddled with public debt and is undergoing a long overdue restructuring. The European Union continues to digest the integration of member nations and the harmonization of previously independent economies. EU monetary policy can not effectively react to divergent economic conditions within member nations, while individual fiscal policies are limited by EU laws and strained by "subsidies" for the less developed nations. The weak euro makes matters more difficult, as EU members are at an increasing disadvantage on global commodity markets. A strict EU regulatory environment continues to discourage foreign investment. Most notable among the disincentives to investment in the EU are high tax regimes, increasingly burdensome labor regulations, and the growing divergence of U.S. and EU policies. These are evidenced by the EU Commission's aggressive stance on the GE/Honeywell merger, for which there is no appeal process.


THE SWISS ECONOMY
     The Swiss economy is growing at a fairly stable rate and has held up reasonably well in spite of the slowdowns in the U.S. and Europe. Economic growth is expected to be about 2% for the year, down from 3.4% in 2000, the strongest year since 1990. Such growth is near the long-term potential of the Swiss economy. Unemployment is low, at 1.6%, down from 2.0% at the beginning of the year, and remains below the level of any country in the European Union.

     INTEREST RATES: The Swiss National Bank did not change the LIBOR target band of 2.75%-3.75% during the quarter after a mild reduction earlier in the year. The target is roughly in line with recently reduced U.S. interest rates. Switzerland still has very low unemployment despite the slowdown, and economic development is near its long-term potential according to the president of the Swiss National Bank. Though inflation is well contained, further cuts are unlikely without changes in the economic environment.

     Swiss producer prices have fallen, and the Swiss National Bank predicts inflation of only 1.4% this year, down 0.2% from last year and well within the targeted 2% ceiling.

     The two key risks identified by the president of the Swiss National Bank are linked to the U.S. The first risk consists of potentially volatile oil prices, which are denominated in U.S. dollars. The more significant risk is the development of the U.S. economy itself, and the possibility of U.S. dollar depreciation. A strong dollar makes the U.S. an attractive and important export market for Swiss goods and services.

                          THE SWISS HELVETIA FUND, INC.
--------------------------------------------------------------------------------

Letter to Stockholders (continued)

     There are rough spots in the Swiss Economy. The Swiss Index of leading economic indicators (Konjunkturbarometer) has been declining since March of 2000, suggesting an economic slowdown in the near future. It now stands at 0.25, down from 0.46 in March.


CURRENCY
     During the quarter, the Swiss franc lost nearly 3% against the dollar. Global investors continued to seek security in U.S. currency as troubles mounted in Turkey and East Asia. The U.S. dollar has been less affected than other currencies in the context of the global economic slowdown because its main trading partners have yet to show weakness. However, the U.S. dollar became an increasingly expensive currency. The dollar ended the quarter near 12-month highs relative to the euro, yen, and Swiss franc, even as interest rates continued to decline. The risk of lower real returns on U.S. dollar denominated assets, especially financial instruments, can reverse the flow of money that had come into the U.S. dollar since the beginning of the year.

     The Swiss franc has historically been a stable currency during times of regional distress due to its relative economic neutrality. Switzerland has a healthy domestic economy and a free-floating currency supported by an independent monetary and fiscal policy.

     However, during the quarter, movements in the franc closely tracked movements in the euro, suggesting that broad movement into the dollar was the primary factor driving currency exchange rates. Further, current EU inflation is 3.4% and has remained above the targeted ceiling of 2% for over 13 months, limiting the European Central bank's ability to use monetary policy to provide economic stimuli. The current EU benchmark interest rate remains unchanged at 4.5%.

     The EU Central Bank's ("ECB") declared objective is to ensure price stability. Unlike the U.S. Federal Reserve, the ECB is not charged with stimulating economic activity. So long as inflation remains above the 2% target, rate reductions are unlikely.

     In addition to the problem of an inflexible monetary policy, the EU can not rely on fiscal stimuli to promote growth. Under the Stability and Growth Pact, EU members face stringent budgetary restrictions aimed at reducing debt. Members are limited in their ability to reduce taxes or incur debt. While this may be good long-term policy, the EU is left with few fiscal or monetary options to help its faltering economy. Unaided by fiscal or monetary policy, EU economic growth may remain sluggish relative to the U.S., keeping a cap on the euro.

     Management believes there is a possibility that the Swiss franc will appreciate in the near future as investors seek a less expensive safe haven than the U.S. dollar. Switzerland's lower inflation and more flexible monetary policy should provide a degree of downside protection against the euro.

                          THE SWISS HELVETIA FUND, INC.
--------------------------------------------------------------------------------

Letter to Stockholders (continued)

     While the Swiss franc's depreciation of more than 11% over the past two quarters is quite significant, the June 29th closing price of 1.79 francs per dollar is still below the rates seen as recently as November 2000.

     The weakness of the franc against the U.S. dollar provides significant export opportunities for Swiss companies. At the same time, Swiss companies must bear the increased cost of dollar denominated commodities and imports, such as oil.


SWISS STOCK MARKET REVIEW:
     After the year's bad start, the Swiss market has performed better than its European peers over the last three months. The strong showing by stocks like UBS, Credit Suisse, Nestle, and Swiss Re helped to balance negative performance from Zurich, Roche and, to a lesser extent, Novartis.

     In response to the recent law change permitting reduced par value for Swiss equities, companies continue to announce stock splits. The following table summarizes the major splits that impacted the Fund's portfolio during the quarter.


                                [GRAPHIC OMITTED]
     EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC AS FOLLOWS:

CURRENCY EXCHANGE MOVEMENTS--NORMALIZED FROM 3/30/01

         EU(+3.2) CHF(+2.8)
3/30/01  1        1
4/2/01   0.9972   0.9958
4/3/01   0.9767   0.9765
4/4/01   0.9729   0.973
4/5/01   0.9776   0.9778
4/6/01   0.9696   0.9706
4/9/01   0.9777   0.9774
4/10/01  0.9864   0.9851
4/11/01  0.9874   0.9808
4/12/01  0.9822   0.9795
4/13/01  0.9871   0.9831
4/16/01  0.9861   0.9834
4/17/01  0.9922   0.9915
4/18/01  0.9923   0.9944
4/19/01  0.9768   0.977
4/20/01  0.9717   0.9726
4/23/01  0.9782   0.9792
4/24/01  0.9804   0.9832
4/25/01  0.9768   0.9794
4/26/01  0.9704   0.9772
4/27/01  0.9831   0.9894
4/30/01  0.9861   0.9943
5/1/01   0.9821   0.9905
5/2/01   0.9808   0.9905
5/3/01   0.9852   0.9944
5/4/01   0.9823   0.992
5/7/01   0.9847   0.9939
5/8/01   0.9906   0.9996
5/9/01   0.9892   0.9986
5/10/01  0.9947   0.9998
5/11/01  1.0016   1.0049
5/14/01  1.003    1.005
5/15/01  0.9978   1.0007
5/16/01  0.9929   0.9955
5/17/01  0.9931   0.9979
5/18/01  0.9947   0.9996
5/21/01  0.9999   1.003
5/22/01  1.0131   1.0142
5/23/01  1.0232   1.0214
5/24/01  1.0235   1.0201
5/25/01  1.0181   1.018
5/28/01  1.0191   1.0197
5/29/01  1.0248   1.0217
5/30/01  1.0232   1.0205
5/31/01  1.0372   1.0316
6/1/01   1.0345   1.03
6/4/01   1.0367   1.03
6/5/01   1.0266   1.0193
6/6/01   1.0341   1.0293
6/7/01   1.0303   1.0277
6/8/01   1.0308   1.0288
6/11/01  1.0407   1.0358
6/12/01  1.0272   1.0261
6/13/01  1.025    1.0254
6/14/01  1.0166   1.0157
6/15/01  1.0182   1.0187
6/18/01  1.0185   1.0202
6/19/01  1.0266   1.0268
6/20/01  1.0256   1.0236
6/21/01  1.0259   1.02
6/22/01  1.0223   1.0172
6/25/01  1.0205   1.015
6/26/01  1.0153   1.0122
6/27/01  1.0198   1.0134
6/28/01  1.0385   1.0329
6/29/01  1.0326   1.0283


                                [GRAPHIC OMITTED]
     EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC AS FOLLOWS:

CURRENCY EXCHANGE MOVEMENTS--NORMALIZED FROM 12/29/00

         EU(+11.0)CHF(+11.2)
12/29/00 1        1
1/1/01   1.0004   0.9996
1/2/01   0.9905   0.9921
1/3/01   1.0158   1.0127
1/4/01   0.9928   0.9953
1/5/01   0.9851   0.9919
1/8/01   0.9958   0.9992
1/9/01   0.9993   1.002
1/10/01  1.0061   1.0114
1/11/01  0.9903   1.0012
1/12/01  0.991    1.0048
1/15/01  1.0007   1.015
1/16/01  1        1.0139
1/17/01  1.0074   1.0197
1/18/01  0.9997   1.0056
1/19/01  1.0091   1.0168
1/22/01  1.0043   1.0127
1/23/01  1.0074   1.0161
1/24/01  1.0207   1.0284
1/25/01  1.0198   1.0253
1/26/01  1.0198   1.0248
1/29/01  1.0278   1.0287
1/30/01  1.0172   1.022
1/31/01  1.0065   1.0151
2/1/01   1.0042   1.0138
2/2/01   1.0067   1.0208
2/5/01   1.0056   1.0178
2/6/01   1.0126   1.0266
2/7/01   1.0153   1.0273
2/8/01   1.0275   1.0372
2/9/01   1.02     1.031
2/12/01  1.0113   1.0264
2/13/01  1.0238   1.036
2/14/01  1.0269   1.0371
2/15/01  1.0413   1.0501
2/16/01  1.0303   1.0409
2/19/01  1.0231   1.0355
2/20/01  1.0343   1.045
2/21/01  1.0358   1.0469
2/22/01  1.043    1.0511
2/23/01  1.0273   1.0392
2/26/01  1.0348   1.0475
2/27/01  1.0273   1.0418
2/28/01  1.0207   1.0354
3/1/01   1.0132   1.0247
3/2/01   1.0074   1.0213
3/5/01   1.0152   1.0258
3/6/01   1.0096   1.0237
3/7/01   1.0142   1.0285
3/8/01   1.0104   1.0246
3/9/01   1.0106   1.0257
3/12/01  1.0146   1.0284
3/13/01  1.0301   1.0442
3/14/01  1.0343   1.048
3/15/01  1.0505   1.0639
3/16/01  1.05     1.061
3/19/01  1.0476   1.0587
3/20/01  1.0366   1.0479
3/21/01  1.0515   1.0615
3/22/01  1.0602   1.0693
3/23/01  1.0593   1.0681
3/26/01  1.0515   1.0639
3/27/01  1.0547   1.066
3/28/01  1.0633   1.0718
3/29/01  1.0687   1.0723
3/30/01  1.0753   1.0818
4/2/01   1.0722   1.0772
4/3/01   1.0503   1.0564
4/4/01   1.0462   1.0525
4/5/01   1.0512   1.0577
4/6/01   1.0426   1.05
4/9/01   1.0513   1.0573
4/10/01  1.0606   1.0656
4/11/01  1.0617   1.061
4/12/01  1.0561   1.0596
4/13/01  1.0614   1.0634
4/16/01  1.0603   1.0638
4/17/01  1.0669   1.0726
4/18/01  1.067    1.0757
4/19/01  1.0504   1.0569
4/20/01  1.0449   1.0521
4/23/01  1.0519   1.0592
4/24/01  1.0542   1.0636
4/25/01  1.0504   1.0595
4/26/01  1.0435   1.057
4/27/01  1.0571   1.0703
4/30/01  1.0603   1.0756
5/1/01   1.056    1.0715
5/2/01   1.0546   1.0715
5/3/01   1.0593   1.0757
5/4/01   1.0562   1.0731
5/7/01   1.0589   1.0751
5/8/01   1.0652   1.0813
5/9/01   1.0636   1.0802
5/10/01  1.0696   1.0815
5/11/01  1.077    1.087
5/14/01  1.0785   1.0872
5/15/01  1.073    1.0826
5/16/01  1.0676   1.0768
5/17/01  1.0678   1.0795
5/18/01  1.0696   1.0813
5/21/01  1.0752   1.085
5/22/01  1.0893   1.0971
5/23/01  1.1003   1.1049
5/24/01  1.1005   1.1035
5/25/01  1.0948   1.1012
5/28/01  1.0958   1.1031
5/29/01  1.1019   1.1053
5/30/01  1.1003   1.1039
5/31/01  1.1152   1.1159
6/1/01   1.1123   1.1142
6/4/01   1.1147   1.1142
6/5/01   1.1039   1.1027
6/6/01   1.1119   1.1135
6/7/01   1.1079   1.1117
6/8/01   1.1084   1.1129
6/11/01  1.1191   1.1205
6/12/01  1.1045   1.11
6/13/01  1.1022   1.1092
6/14/01  1.0931   1.0987
6/15/01  1.0949   1.1019
6/18/01  1.0951   1.1037
6/19/01  1.1039   1.1108
6/20/01  1.1028   1.1073
6/21/01  1.1031   1.1034
6/22/01  1.0992   1.1004
6/25/01  1.0973   1.0979
6/26/01  1.0917   1.0949
6/27/01  1.0965   1.0962
6/28/01  1.1167   1.1174
6/29/01  1.1104   1.1123


--------------------------------------------------------------------------------
SWISS PERFORMANCE INDEX              FOR THE QUARTER       YEAR TO DATE
SWISS PERFORMANCE IN SWISS FRANCS   (4/1/01-6/30/01)    (AS OF 6/30/01)
--------------------------------------------------------------------------------
 SWISS PERFORMANCE INDEX                       1.10%           (10.93)%
 FOODS                                         7.08%             2.48%
 UTILITIES                                     6.24%             5.71%
 INSURANCE                                     5.72%           (20.49)%
 MISCELLANEOUS SERVICES                        3.38%            (4.52)%
 BUILDING MATERIALS & CONSTRUCTION             1.50%            (5.86)%
 CHEMICALS & PHARMACEUTICALS                   0.67%           (11.78)%
 RETAILERS                                     0.44%           (10.75)%
 BANKS                                        (0.07)%           (4.40)%
 ELECTRONICS & ELECTRICAL
   ENGINEERING                                (5.96)%          (26.23)%
 MISCELLANEOUS INDUSTRY                      (10.83)%          (27.86)%
 TRANSPORTATION                              (13.93)%          (31.45)%
 MACHINERY                                   (13.94)%          (20.23)%

--------------------------------------------------------------------------------


                          THE SWISS HELVETIA FUND, INC.
--------------------------------------------------------------------------------

Letter to Stockholders (continued)

EARNINGS RELEASE
     Earnings of Swiss companies were affected by the ongoing deterioration of global economic conditions. Overall, results were weaker than expected with specific standout exceptions within two sectors: the medical technology sector, including Phonak, Disetronic and Tecan, and the technology sector, with strength from Logitech and Leica Geosystem. The engineering sector and the majority of the technology sector saw sharp declines in earnings momentum. Among the blue chips, the bright spots were Nestle (first quarter volume growth above expectations), SwissRe (strong 2000 results) and Swisscom (first quarter margin above consensus). On the other side of the blue chip performance spectrum, ABB and Roche struggled to show some growth, while Richemont and Adecco were hit by the slowing global economy. UBS and Credit Suisse were mostly in line with expectations despite lower trading volume and activity levels in the investment banking business.


SWZ PERFORMANCE
     Although the fund slightly outperformed its benchmark during the last quarter, it is still lagging year-to-date. The mid and small cap segments of the market suffered lower trading volume and sharper valuation compression than the first tier companies. This negatively affected Fund performance due to its heavier weighting of second tier companies relative to the index. Novartis was a negative factor as well, not so much because of sub par operating performance, but because of negative news specific to the company and to the sector (e.g. slowdown at FDA, U.S. Medicare reform talks, push for over-the-counter drugs and potential U.S. imports of cheaper drugs).

     The market price return of the Fund was better than the return of the Swiss Performance Index by a wide margin for the current year.


--------------------------------------------------------------------------------
COMPANY                             SPLIT RATIO    SPLIT DATE
--------------------------------------------------------------------------------
 ROCHE DIVIDEND RIGHT CERTIFICATE    100 FOR 1      5/4/2001
 TECAN REG.                           10 FOR 1      5/4/2001
 ABB REG.                              4 FOR 1      5/7/2001
 NOVARTIS REG.                        40 FOR 1      5/7/2001
 ADDECO REG.                          10 FOR 1      5/14/2001
 CLARIANT REG.                        10 FOR 1      5/21/2001
 HOLDERBANK BEARER                     5 FOR 1      5/23/2001
 NESTLE REG.                          10 FOR 1      6/11/2001
 BALOISE REG.                         10 FOR 1      5/11/2001
 CREDIT SUISSE REG.                    4 FOR 1      6/1/2001
 HELVETIA PATRIA REG.                  4 FOR 1      5/11/2001
 HUBER & SUHNER REG.                   5 FOR 1      5/16/2001
 JULIUS BAR BEARER                    10 FOR 1      5/9/2001
 KUHNE & NAGEL REG.                   10 FOR 1      5/15/2001
 KUDELSKI BEARER                      10 FOR 1      5/18/2001
 SGS SURVEILLANCE BEARER               5 FOR 1      5/10/2001
 SWISS RE REG.                        20 FOR 1      5/31/2001
 SWISSLOG REG.                         5 FOR 1      5/16/2001

--------------------------------------------------------------------------------
THROUGH 6/30/01               YEAR TO    ONE    THREE
                               DATE     YEAR    YEARS
--------------------------------------------------------------------------------
 MEASURED IN SWISS FRANCS
--------------------------------------------------------------------------------
 SWZ TOTAL RETURN BASED ON NAV(12.00)% (6.21)%  1.43%
 SWZ TOTAL RETURN BASED ON
  MARKET PRICE                 (8.87)% (2.76)%  3.41%
 SPI TOTAL RETURN             (10.93)% (5.42)%  0.50%
--------------------------------------------------------------------------------
 MEASURED IN U.S. DOLLARS
--------------------------------------------------------------------------------
SWZ TOTAL RETURN BASED ON NAV(20.60)%(14.82)% (4.18)%
 SWZ TOTAL RETURN BASED ON
  MARKET PRICE                (17.78)%(11.69)% (2.32)%
 SPI TOTAL RETURN (USD)       (19.64)%(14.11)% (5.06)%

--------------------------------------------------------------------------------


                          THE SWISS HELVETIA FUND, INC.
--------------------------------------------------------------------------------

Letter to Stockholders (continued)

This was due to a narrowing of the Fund's discount. One possible explanation may be that the market has rediscovered the benefits of value investing.

MAJOR CORPORATE NEWS FOR THE QUARTER
     NOVARTIS: After announcing a fast track approval of its cancer drug Gilvec (for chronic myelogenous leukemia with potential for more applications), the company suffered a set-back on Zelnorm, a new promising compound to treat irritable bowel syndrome. The U.S. Food and Drug Administration regulators issued a "not approvable" letter requesting additional data on the drug mainly due to concerns over potential side effects. Despite this negative development, Novartis' management reiterated its growth targets.

     Earlier during the quarter Novartis announced that it had bought a stake worth $2.8 billion in rival Roche (20% of the company's bearer shares) at 151 Sfr.--(5% above the closing price of the day preceding the transaction). Novartis declared that it was a financial investment as opposed to a "strategic" one.

     ACTELION: This biotech company's experimental drug, Veletri, for treatment of the symptoms of heart failure, which was co-developed with Genentech of the U.S., failed to show significant improvement in patients' shortness of breath even though it showed to be effective in hemodynamics tests (blood flow) in a previous trial. Even if a new study is successful, this disappointing result will delay the introduction of the drug for at least two years.

     LEICA-GEOSYSTEM: This manufacturer of surveying and mapping equipment agreed to buy Erdas and LH Systems of the U.S. for a total of $45 million in cash, hoping to become the most comprehensive supplier in the field of geographic information systems and the remote sensing market.

     SOCIETE GENERALE DE SURVEILLANCE: The company continued its restructuring and simplified its shareholder structure leading to a higher free float of shares. At its shareholder meeting in May a large majority voted to unify the company's registered and bearer shares.

     LOGITECH: One of the top performers this year on the Swiss Performance Index, the company signed a deal with Yahoo of the U.S. to include the Yahoo instant-messaging software in its QuickCam line of webcams. Yahoo is the first instant-messaging provider to offer such a Webcam service. It also shows that the ongoing effort by management to transform Logitech into a branded retail product company continues to bear fruit.

     KUEHNE & NAGEL: The largest sea-freight company agreed to buy USCO Logistics in an attempt to establish itself as a leading player in supply-chain management, linking the three businesses of international forwarding, contract logistics and warehousing.

     In June the European stock exchange Virt-X PLC, a joint-venture between the Swiss Exchange and investment banks that include Deutsche Bank and Merrill Lynch, began trading operations. Companies listed on this European platform include Switzerland's largest companies, the members of the Swiss Market
Index (SMI).

                          THE SWISS HELVETIA FUND, INC.
--------------------------------------------------------------------------------

Letter to Stockholders (continued)

OUTLOOK
     Business conditions are expected to remain difficult across the board, with no industry immune to the macro-economic conditions. For that reason Management continues to focus on stock selection with particular attention paid to the quality of balance sheets and low historical valuation. Management strategy is to find the winners in the next up cycle, companies that can sustain the downturn (based on their management track record) and gain market share during the very difficult current economic conditions. The economic situation should soon stabilize in the U.S. and begin to improve toward the end of the year. Since Europe is lagging in the economic cycle, the recovery of its stock markets could come later. We expect the Swiss market to be resilient because of its high defensive (healthcare and food) and service, insurance and financial services components which should fare well in a global economy with below average growth and a greater tendency towards deflation in the medium term. Based on fundamental analysis, the current Swiss market exhibits some downside protection. The equity risk premium stands currently at 2.3%, which is above its historical level. Current valuations reflect heightened risk aversion to uncertainties regarding future earnings growth.

     Even after recent downward revisions of earnings amid growth projections, expectations for the Swiss market remain positive for 2002. While estimated 2001 earnings growth


--------------------------------------------------------------------------------
THE SWISS HELVETIA FUND -- PORTFOLIO HOLDINGS PER INDUSTRY
AS OF JUNE 30, 2001
--------------------------------------------------------------------------------
 Pharmaceuticals                                  27.53%
 -------------------------------------------------------------------------------
 Banks                                            14.65
 -------------------------------------------------------------------------------
 Electrical Engineering & Electronics             14.04
 -------------------------------------------------------------------------------
 Food & Luxury Goods                              13.72
 -------------------------------------------------------------------------------
 Insurance                                        11.23
 -------------------------------------------------------------------------------
 Miscellaneous Industries                          3.26
 -------------------------------------------------------------------------------
 Miscellaneous Services                            2.97
 -------------------------------------------------------------------------------
 Chemicals                                         2.17
 -------------------------------------------------------------------------------
 Biotechnology                                     1.85
 -------------------------------------------------------------------------------
 Machinery                                         1.73
 -------------------------------------------------------------------------------
 Telecommunications                                1.52
 -------------------------------------------------------------------------------
 Retailers                                         1.15
 -------------------------------------------------------------------------------
 Transportation                                    0.91
 -------------------------------------------------------------------------------
 Miscellaneous Medical Services                    0.58
 -------------------------------------------------------------------------------
 Cash and Equivalents                              2.69
 -------------------------------------------------------------------------------
     Total                                       100.00%
--------------------------------------------------------------------------------


--------------------------------------------------------------------------------
THE SWISS HELVETIA FUND -- TEN LARGEST HOLDINGS
AS OF JUNE 30, 2001 (PERCENTAGES ARE BASED ON NET ASSET VALUE)
--------------------------------------------------------------------------------
                                         MARKET       % OF TOTAL
                             COST         VALUE       NET ASSETS
--------------------------------------------------------------------------------
 1. Novartis AG          $21,636,239  $ 57,213,872      17.18%
 -------------------------------------------------------------------------------
 2. Nestle Ltd.           12,427,540    44,018,036      13.22
 -------------------------------------------------------------------------------
 3. Roche Holdings Ltd.   10,471,939    34,451,152      10.35
 -------------------------------------------------------------------------------
 4. UBS Ltd.               8,314,606    20,784,625       6.24
 -------------------------------------------------------------------------------
 5. Swiss Reinsurance
      Company              9,998,827    20,095,524       6.03
 -------------------------------------------------------------------------------
 6. Credit Suisse Group    6,828,597    17,601,035       5.29
 -------------------------------------------------------------------------------
 7. Logitech International
      SA                   6,208,715     8,657,315       2.60
 -------------------------------------------------------------------------------
 8. Zurich Allied          3,991,252     8,394,456       2.52
 -------------------------------------------------------------------------------
 9. ABB Ltd.               8,498,713     7,558,584       2.27
 -------------------------------------------------------------------------------
10. Tecan Group Ltd.       5,122,456     6,718,437       2.02
 -------------------------------------------------------------------------------
    Total                $93,498,884  $225,493,036      67.72%
--------------------------------------------------------------------------------

                          THE SWISS HELVETIA FUND, INC.
--------------------------------------------------------------------------------

Letter to Stockholders (concluded)

for the SPI stands near -2%, forecasts for 2002 are roughly 11.2%. These projections imply a market P/E of 17.8 based on projected 2002 earnings. Swiss mid and small caps are discounted even further, with a 2002 forward P/E of 15 based on projected earnings growth of 20%. Swiss blue chips are expected to increase earnings by 9.3% in 2002, for a forward P/E of 18.4, after an expected contraction of 1.5% in 2001. However, these figures, like all projections, are subject to uncertainties.

     Many Swiss companies, among the world's largest and most internationally diverse, are well positioned to capitalize on the ongoing processes of globalization, consolidation and trade liberalization.

     During the first half of 2001, the Fund repurchased 358,500 of its shares, at an average price of $14.28 and an average discount of 17.88%. This program has enhanced stockholders value by $1,099,740. During the same period, the discount was between 12.95% and 19.76% finishing the first six months at 16.21%.


VOTING RESULTS
     At the Annual Meeting held on May 15, 2001, stockholders supported management's proposals by a wide margin. These final results, certified by the Fund's independent inspector of elections, show that stockholders took the following actions:


O REELECTED ERIC R. GABUS, CLAUDE W. FREY AND ALEXANDRE DE TAKACSY AS CLASS I DIRECTORS OF THE FUND FOR THREE YEAR TERMS EXPIRING IN 2004 (RECEIVING OVER 63% OF THE VOTES CAST FOR DIRECTORS);

O CONFIRMED THE CONTINUANCE OF THE FUND'S INVESTMENT ADVISORY AGREEMENT WITH HOTTINGER CAPITAL CORP. (WITH SUPPORT FROM OVER 72% OF THE VOTES CAST ON THIS PROPOSAL); AND

O DEFEATED BANKGESELLSCHAFT BERLIN AG'S PROPOSAL TO TERMINATE THE FUND'S INVESTMENT ADVISORY AGREEMENT WITH HOTTINGER CAPITAL CORPORATION (WITH FAVORABLE VOTES FROM 25% OF THE SHARES PRESENT AT THE MEETING VS. THE 67% LEVEL REQUIRED TO TERMINATE).

     THE FINAL RESULTS SHOW THAT 59.9% OF THE FUND'S 24,047,809 OUTSTANDING SHARES VOTED OR WERE OTHERWISE PRESENT AT THE MEETING IN PERSON OR BY PROXY. THE OFFICIAL OUTCOME OF THE VOTE WAS CERTIFIED BY I.V.S. ASSOCIATES, INC.




Sincerely,

/S/ PAUL HOTTINGUER
Paul Hottinguer
CHAIRMAN AND CHIEF EXECUTIVE OFFICER


/S/ RODOLPHE HOTTINGER
Rodolphe Hottinger
PRESIDENT AND CHIEF OPERATING OFFICER
June 30, 2001

                          THE SWISS HELVETIA FUND, INC.
--------------------------------------------------------------------------------

Review of Operations
Trading activity in the first half of 2001 involved changes in the following positions:

NEW INVESTMENTS BY THE FUND
--------------------------------------------------------------------------------
Daetwyler Holding Inc.
Esec Holding AG
Kaba Holding AG
Kuehne & Nagel International Ltd.
Lonza AG
SIG Holding AG
Swisscom AG
Unaxis Holdings Ltd.

--------------------------------------------------------------------------------
ADDITIONS TO EXISTING INVESTMENTS
--------------------------------------------------------------------------------
Gurit-Heberlein AG
Helvetia Patria Holding
Kudelski SA
Leica Geosystems AG
Logitech International SA
Saia-Burgess Electronics Holding AG
Schaffner Holding Ltd.
Schindler Holding AG
SGS Societe Generale de Surveillance Holding SA
Swiss Life
Tecan Group Ltd.


SECURITIES DISPOSED OF
--------------------------------------------------------------------------------
Actelion Ltd.
Bachem AG
Micronas Semiconductor Holding
Mikron Holding AG
Sulzer AG

                          THE SWISS HELVETIA FUND, INC.
--------------------------------------------------------------------------------

Schedule of Investments                                            June 30, 2001
(Unaudited)


                                                      Percent
 No. of                                                of Net
 Shares        Security                  Value         Assets
--------------------------------------------------------------------------------
COMMON STOCKS -- 97.31%

BANKS -- 14.65%

    2,081 BANK SARASIN & CO.
          REGISTERED SHARES           $  4,923,319      1.48%
          Specializes in investment
          advisor services and
          portfolio management for
          private and institutional
          customers in Europe.
          (cost $1,774,473)

    3,600 BANQUE CANTONALE VAUDOISE
          BEARER SHARES                    991,984      0.30
          Attracts deposits and
          offers real estate
          mortgages and commercial
          loans as well as
          investment counseling and
          portfolio management.
          (cost $1,227,323)

  107,000 CREDIT SUISSE GROUP
          REGISTERED SHARES             17,601,035      5.29
          A global operating
          financial group.1,3 (cost
          $6,828,597)

      550 JULIUS BAER HOLDINGS AG
          BEARER SHARES                  2,117,151      0.63
          Banking group
          specializing in asset
          management, investment
          consulting and securities
          trading. (cost $607,255)

    1,500 OZ HOLDING
          BEARER SHARES                  1,594,856      0.48
          Provides brokerage and
          banking services,
          specializing in Swiss
          futures and options.
          (cost $1,365,178)




                                                      Percent
 No. of                                                of Net
 Shares        Security                  Value         Assets
--------------------------------------------------------------------------------
BANKS -- (CONTINUED)

   145,000 UBS LTD.
          REGISTERED SHARES           $ 20,784,625      6.24%
          Product of the merger of
          Basel-based Swiss Bank
          Corp. and Zurich-based
          Union Bank of
          Switzerland. Operates
          globally and has three
          core business units: UBS
          Switzerland, UBS Asset
          Management and UBS
          Warburg.1,3 (cost
          $8,314,606)

   25,000 VONTOBEL HOLDING AG
          BEARER SHARES                    777,945      0.23
          Provides investment,
          banking and consulting
          services to private and
          institutional customers.
          (cost $904,344)
                                      ------------     -----
                                        48,790,915     14.65

BIOTECHNOLOGY -- 1.85%

    6,200 SERONO SA
          BEARER SHARES                  6,153,752      1.85
          Develops and markets
          biotechnology products.
          (cost $4,495,858)
                                      ------------     -----
                                         6,153,752      1.85

CHEMICALS -- 2.17%

   57,000 CLARIANT LTD.
          REGISTERED SHARES              1,372,328      0.41
          Specializes in color
          chemistry and
          manufactures a range of
          dyestuffs, pigments,
          chemicals, additives and
          master batches for the
          textile, paper, leather,
          plastics, synthetic
          fibers and paint
          industries. (cost
          $1,699,963)

                           THE SWISS HELVETIA FUND, INC.
--------------------------------------------------------------------------------

Schedule of Investments (continued)                                June 30, 2001
(Unaudited)


                                                      Percent
 No. of                                                of Net
 Shares        Security                  Value         Assets
--------------------------------------------------------------------------------
COMMON STOCKS -- (CONTINUED)

CHEMICALS -- (CONTINUED)

    2,250 GURIT-HEBERLEIN AG
          BEARER SHARES               $  1,578,156      0.47%
          European market leader
          for wind screen bonding
          systems, ski based and
          optically pure
          thermoplastic sheeting
          for the auto industry.
          (cost $2,223,639)

    6,200 LONZA AG
          REGISTERED SHARES              3,620,463      1.09
          Produces chemicals,
          plastics, and energy.
          (cost $3,677,401)

    2,523 SIKA FINANZ LTD.
          BEARER SHARES                    650,974      0.20
          Leading producer of
          construction chemicals.
          (cost $614,614)
                                      ------------     -----
                                         7,221,921      2.17

ELECTRICAL ENGINEERING & ELECTRONICS -- 14.04%

  499,200 ABB LTD.
          The holding company for        7,558,584      2.27
          ABB Group which is one of
          the largest electrical
          engineering firms in the
          world.3
          (cost $8,498,713)

   58,000 ASCOM HOLDING AG
          BEARER SHARES                  2,676,575      0.80
          Manufactures
          telecommunications
          service automation
          equipment and systems, as
          well as power systems.
          (cost $3,957,329)




                                                      Percent
 No. of                                                of Net
 Shares        Security                  Value         Assets
--------------------------------------------------------------------------------
ELECTRICAL ENGINEERING & ELECTRONICS -- (CONTINUED)

    4,055 BELIMO AUTOMATION AG
          REGISTERED SHARES           $  1,670,396      0.50%
          World market leader in
          damper and volume control
          actuators for ventilation
          and air conditioning
          equipment. (cost
          $1,259,329)

    4,800 DISETRONIC HOLDING LTD.
          REGISTERED SHARES              3,540,414      1.06
          Develops, manufactures
          and markets infusion
          (insulin pumps) and
          injection systems.1 (cost
          $4,132,588)

   19,400 KABA HOLDING AG
          REGISTERED SHARES              3,833,779      1.15
          Provides mechanical and
          electronic security
          systems.1 (cost
          $5,359,714)

   25,500 KUDELSKI SA
          BEARER SHARES                  2,143,454      0.64
          Designs, produces and
          distributes equipment
          under the 'Nagra' brand
          name for professional
          data display in audio and
          video applications.1
          (cost $2,584,942)

    6,000 LEICA GEOSYSTEMS AG
          REGISTERED SHARES              1,720,107      0.52
          Manufactures surveying
          and mapping equipment,
          Produces devices that
          capture and process
          spatial data.1 (cost
          $1,657,638)

                            THE SWISS HELVETIA FUND, INC.
--------------------------------------------------------------------------------

Schedule of Investments (continued)                                June 30, 2001
(Unaudited)


                                                      Percent
 No. of                                                of Net
 Shares        Security                  Value         Assets
--------------------------------------------------------------------------------
COMMON STOCKS -- (CONTINUED)

ELECTRICAL ENGINEERING & ELECTRONICS -- (CONTINUED)

   27,000 LOGITECH INTERNATIONAL SA
          REGISTERED SHARES           $  8,657,315      2.60%
          Manufactures personal
          computer input devices,
          as well as producing
          trackballs, desktop
          publishing programs, and
          related software.1,3
          (cost $6,208,715)

      608 PHONAK HOLDING LTD.
          REGISTERED SHARES              1,820,886      0.55
          Designs and produces
          wireless analog and
          digital hearing aids and
          miniaturized voice
          communications systems.1
          (cost $1,842,863)

    5,400 SAIA-BURGESS ELECTRONICS
          HOLDING AG
          REGISTERED SHARES              1,533,066      0.46
          Develops and produces
          switches, motors and
          programmable control
          devices. Products are
          mainly used in the
          automobile, heating & air
          conditioning and
          telecommunications
          industries.1 (cost
          $1,485,298)

    6,285 SCHAFFNER HOLDING LTD.
          REGISTERED SHARES              1,784,319      0.54
          Develops, manufactures
          and markets electrical
          components and test
          equipment in the area of
          EMC (Electro Magnetic
          Compatability). (cost
          $1,814,360)

   29,000 SWISSLOG HOLDING, AG
          REGISTERED SHARES              1,299,544      0.39
          Provides turnkey delivery
          of automated material
          handling systems,
          storage, order picking
          and transport systems.
          Delivers its systems to
          production, distribution
          and service companies
          throughout Europe. (cost
          $464,077)




                                                      Percent
 No. of                                                of Net
 Shares        Security                  Value         Assets
--------------------------------------------------------------------------------
ELECTRICAL ENGINEERING & ELECTRONICS -- (CONTINUED)

   81,000 TECAN GROUP, LTD.
          REGISTERED SHARES           $  6,718,437      2.02%
          Manufactures and
          distributes components
          and complete solutions
          for the automation of
          laboratory processes.3
          (cost $5,122,456)

    1,800 THE SWATCH GROUP, LTD.
          BEARER SHARES                  1,803,607      0.54
          Manufactures watches,
          watch components and
          microelectronics.
          Produces machine tools
          for scientific, medical
          and industrial use.1
          (cost $1,212,326)
                                      ------------     -----
                                        46,760,483     14.04

FOOD & LUXURY GOODS -- 13.72%

      300 LINDT & SPRUNGLI AG
          REGISTERED SHARES              1,661,657      0.50
          Major manufacturer of
          premium Swiss chocolates.
          (cost $1,196,399)

  207,000 NESTLE LTD.
          REGISTERED SHARES             44,018,036     13.22
          Largest food and beverage
          processing company in the
          world.3 (cost
          $12,427,540)
                                      ------------     -----
                                        45,679,693     13.72

INSURANCE -- 11.23%

    3,000 BALOISE HOLDING AG
          REGISTERED SHARES              2,939,212      0.88
          Medium-sized insurer
          active in all sectors of
          insurance. (cost
          $169,640)

                            THE SWISS HELVETIA FUND, INC.
--------------------------------------------------------------------------------

Schedule of Investments (continued)                                June 30, 2001
(Unaudited)


                                                      Percent
 No. of                                                of Net
 Shares        Security                  Value         Assets
--------------------------------------------------------------------------------
COMMON STOCKS -- (CONTINUED)

INSURANCE -- (CONTINUED)

    3,000 HELVETIA PATRIA HOLDING
          REGISTERED SHARES           $  2,620,240      0.79%
          Provides a broad range of
          life, casualty, liability
          accident, and
          transportation insurance
          programs. (cost
          $2,753,300)

   10,050 SCHWEIZERISCHE
          RUCKVERSICHERUNGS-GESELLSCHAFT
          (SWISS REINSURANCE COMPANY)
          REGISTERED SHARES             20,095,524      6.03
          Second largest
          reinsurance company in
          the world.1,3 (cost
          $9,998,827)

    5,200 SWISS LIFE
          REGISTERED SHARES              3,357,827      1.01
          A financial services
          company that provides
          life insurance,
          institutional investment
          management and private
          banking through Banca del
          Gottardo and STG. (cost
          $4,142,382)

   24,600 ZURICH ALLIED
          REGISTERED SHARES              8,394,456      2.52
          A multi-line insurance
          company whose core
          business units are
          non-life and life
          insurance, reinsurance,
          and asset management.3
          (cost $3,991,252)
                                      ------------     -----
                                        37,407,259     11.23

MACHINERY -- 1.73%

    4,950 ESEC HOLDING AG
          REGISTERED SHARES                826,653      0.25
          Manufactures automatic
          assembly equipment for
          the semiconductor
          industry. (cost
          $1,152,129)




                                                      Percent
 No. of                                                of Net
 Shares        Security                  Value         Assets
--------------------------------------------------------------------------------
MACHINERY -- (CONTINUED)

    2,650 SCHINDLER HOLDING AG
          REGISTERED SHARES           $  3,537,464      1.06%
          One of the world's
          largest elevator
          companies and a leading
          Swiss machinery
          enterprise. (cost
          $3,510,746)

   13,500 SIG HOLDING AG
          REGISTERED SHARES              1,382,766      0.42
          Produces and sells drives
          and automation systems,
          construction & mining
          equipment, tools, wood,
          and timber products,
          packaging machines and
          packaging systems for
          food. (cost $1,772,584)
                                      ------------     -----
                                         5,746,883      1.73

MISCELLANEOUS INDUSTRIES -- 3.26%

      750 DAETWYLER HOLDING INC.
          BEARER SHARES                  1,047,929      0.32
          Manufactures cable,
          rubber and plastic
          products, steel tubing,
          pharmaceutical packaging
          and industrial
          components. (cost
          $1,249,175)

    3,515 HUBER & SUHNER AG
          REGISTERED SHARES              1,764,935      0.53
          Manufactures a wide range
          of products, extending
          from cables for energy
          and electrical
          transmission to special
          products such as rubber.2
          (cost $1,526,678)

                             THE SWISS HELVETIA FUND, INC.
--------------------------------------------------------------------------------

Schedule of Investments (continued)                                June 30, 2001
(Unaudited)


                                                      Percent
 No. of                                                of Net
 Shares        Security                  Value         Assets
--------------------------------------------------------------------------------
COMMON STOCKS -- (CONTINUED)

MISCELLANEOUS INDUSTRIES -- (CONTINUED)

   15,000 KOMAX HOLDING AG
          REGISTERED SHARES            $ 1,177,355      0.35%
          Seller of wire processing
          machines. Most important
          markets are the car,
          household appliance,
          telecommunication and
          electronics industries.
          (cost $589,052)

    5,600 PHOENIX MECANO AG
          BEARER SHARES                  2,553,106      0.77
          Leading Swiss packaging
          manufacturer for the
          mechanical engineering
          and electronics
          industries. (cost
          $3,218,074)

   30,500 UNAXIS HOLDINGS LTD.
          REGISTERED SHARES              4,295,536      1.29
          Provider of systems and
          IT services, including
          semiconductors, data
          storage and displays, as
          well as surface
          technology and space
          applications. (cost
          $5,528,147)
                                      ------------     -----
                                        10,838,861      3.26

MISCELLANEOUS MEDICAL SERVICES -- 0.58%

      546 GALENICA HOLDING LTD.
          Manufactures and
          distributes prescription
          and over-the-counter
          drugs, toiletries and
          hygiene products.
          (cost $490,462)                  440,715      0.13

    1,800 UNILABS SA
          REGISTERED SHARES              1,492,986      0.45
          Provides clinical
          laboratory testing
          services in Europe.1
          (cost $1,420,719)
                                      ------------     -----
                                         1,933,701      0.58




                                                      Percent
 No. of                                                of Net
 Shares        Security                  Value         Assets
--------------------------------------------------------------------------------
MISCELLANEOUS SERVICES -- 2.97%

   62,000 ADECCO SA
          BEARER SHARES               $  2,919,840      0.88%
          Leading personnel and
          temporary employment
          company. (cost
          $1,902,171)

    1,800 COMPAGNIE FINANCIERE
          RICHEMONT AG
          BEARER SHARES                  4,609,218      1.38
          Investment company with
          principal interests in
          luxury goods and
          tobacco.1 (cost
          $1,500,228)

   13,000 SGS SOCIETE GENERALE DE
          SURVEILLANCE
          HOLDING SA
          REGISTERED SHARES              2,351,926      0.71
          SGS provides a variety of
          industrial inspection,
          analysis, testing and
          verification services
          worldwide. (cost
          $3,393,051)
                                      ------------     -----
                                         9,880,984      2.97

PHARMACEUTICALS -- 27.53%

1,580,000 NOVARTIS AG
          REGISTERED SHARES             57,213,872     17.18
          Life science group
          created by the
          consolidation of Sandoz
          and Ciba-Geigy.
          Manufactures health care
          products for use in a
          broad range of medical
          fields, as well as
          agricultural products.
          The second largest
          pharmaceutical entity in
          the world.3 (cost
          $21,636,239)

  477,900 ROCHE HOLDINGS LTD.
          DIVIDEND RIGHTS CERTIFICATES  34,451,152     10.35

          Worldwide pharmaceutical
          company.3 (cost
          $10,471,939)
                                      ------------     -----
                                        91,665,024     27.53

                                THE SWISS HELVETIA FUND, INC.
--------------------------------------------------------------------------------

Schedule of Investments (concluded)                                June 30, 2001
(Unaudited)


                                                      Percent
 No. of                                                of Net
 Shares        Security                  Value         Assets
--------------------------------------------------------------------------------
COMMON STOCKS -- (CONTINUED)

RETAILERS -- 1.15%

   13,000 CHARLES VOEGELE HOLDING AG
          Manufactures and markets a  $  1,447,339      0.43%
          variety of clothing items
          for men, women and
          children. Operates
          approximately 385 retail
          stores in Switzerland,
          Germany, Austria and
          Benelux region. (cost
          $2,008,189)

    1,900 JELMOLI HOLDING AG
          BEARER SHARES                  2,379,760      0.72
          Operates a network of
          retail/service outlets
          throughout Switzerland,
          including local dry
          cleaners, auto body
          shops, opticians,
          interior decorators,
          travel agencies,
          restaurants, pharmacies
          and retailers. (cost
          $1,405,702)
                                      ------------     -----
                                         3,827,099      1.15

TELECOMMUNICATIONS -- 1.52%

   21,300 SWISSCOM AG
          REGISTERED SHARES              5,074,816      1.52
          Operates public
          telecommunication
          networks and offers
          network application
          services. (cost
          $5,664,693)
                                      ------------     -----
                                         5,074,816      1.52



                                                      Percent
 No. of                                                of Net
 Shares        Security                  Value         Assets
--------------------------------------------------------------------------------
TRANSPORTATION -- 0.91%

    5,600 KUEHNE & NAGEL INTERNATIONAL LTD.
          Operates sea freight,
          land and rail
          transportation businesses
          and warehousing and
          distribution facilities.    $  3,023,825      0.91%
          (cost $2,920,445)
                                      ------------     -----
                                         3,023,825      0.91

          TOTAL COMMON STOCKS
          (Cost $185,373,362)         $324,005,216     97.31%

          OTHER ASSETS IN EXCESS
          OF LIABILITIES                 8,967,341      2.69
                                      ------------     -----

          TOTAL NET ASSETS            $332,972,557     100.0%
                                      ============     =====


--------------------------------------------------------------------------------
1    NON-INCOME PRODUCING SECURITY FOR THE SIX MONTH PERIOD ENDED JUNE 30, 2001.

2 ALL OR A PORTION OF THIS SECURITY WAS ON LOAN. (SEE NOTE A--SECURITIES LENDING). THE VALUE OF ALL SECURITIES LOANED AT JUNE 30, 2001 AMOUNTED TO $107,901.

3    ONE OF THE TEN LARGEST PORTFOLIO HOLDINGS.


SEE NOTES TO THE FINANCIAL STATEMENTS.

                          THE SWISS HELVETIA FUND, INC.
--------------------------------------------------------------------------------

Statement of Assets and Liabilities                                June 30, 2001
(Unaudited)




--------------------------------------------------------------------------------


ASSETS:
     Investments, at value (cost $185,373,362) .....................................   $324,005,216
     Cash ..........................................................................      5,788,573
     Tax reclaims receivable .......................................................      3,438,166
     Receivable for collateral under securities lending agreements .................        141,349
     Prepaid expenses and other ....................................................          7,900
                                                                                       ------------
       Total assets ................................................................    333,381,204
                                                                                       ------------
LIABILITIES:
     Advisory fees payable .........................................................        233,181
     Payable for collateral under securities lending agreements ....................        141,349
     Administration fees payable ...................................................         24,481
     Accounting fees payable .......................................................          9,283
     Accrued expenses and other ....................................................            353
                                                                                       ------------
       Total liabilities ...........................................................        408,647
                                                                                       ------------
       Net assets ..................................................................   $332,972,557
                                                                                       ------------
COMPOSITION OF NET ASSETS:
     Paid-in capital ...............................................................    173,016,276
     Undistributed net investment income ...........................................        972,406
     Accumulated net realized gain from investment and foreign currency transactions     21,009,775
     Net unrealized appreciation on investments and foreign currencies .............    137,974,100
                                                                                       ------------
     Net assets ....................................................................   $332,972,557
                                                                                       ------------

NET ASSET VALUE PER SHARE:
     ($332,972,557 (DIVIDE) 23,997,809 shares outstanding) .........................   $      13.88
                                                                                       ============

--------------------------------------------------------------------------------
SEE NOTES TO THE FINANCIAL STATEMENTS.

                          THE SWISS HELVETIA FUND, INC.
--------------------------------------------------------------------------------

Statement of Operations                   For the Six Months Ended June 30, 2001
(Unaudited)




--------------------------------------------------------------------------------


INVESTMENT INCOME:
     Dividends (less foreign taxes withheld of $584,225) ......................................   $   3,310,611
     Interest .................................................................................           5,387
     Securities lending income ................................................................          33,385
                                                                                                  -------------
       Total income ...........................................................................       3,349,383
                                                                                                  -------------
EXPENSES:
     Investment advisory fee ..................................................................       1,445,255
     Professional fees ........................................................................         283,887
     Directors' fees ..........................................................................         158,813
     Administration fee .......................................................................         153,993
     Custody fees .............................................................................          70,870
     Printing and shareholder reports .........................................................          67,309
     Accounting fee ...........................................................................          57,971
     Franchise tax ............................................................................          37,476
     Transfer agent fee .......................................................................          35,223
     Miscellaneous ............................................................................          66,180
                                                                                                  -------------
       Total expenses .........................................................................       2,376,977
                                                                                                  -------------
Net investment income .........................................................................         972,406
                                                                                                  -------------
REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS AND FOREIGN CURRENCIES
    Net realized gain (loss) from:
       Investment transactions ................................................................      20,927,310
       Foreign currency transactions ..........................................................         612,006
       Net change in unrealized appreciation/depreciation on investments and foreign currencies    (112,512,982)
                                                                                                  -------------
       Net Realized and Unrealized Loss on Investments and Foreign Currencies .................     (90,973,666)
                                                                                                  -------------
NET DECREASE IN NET ASSETS FROM OPERATIONS ....................................................   $ (90,001,260)
                                                                                                  =============

--------------------------------------------------------------------------------
SEE NOTES TO THE FINANCIAL STATEMENTS.

                          THE SWISS HELVETIA FUND, INC.
--------------------------------------------------------------------------------

Statements of Changes in Net Assets

                                                                   For the Six          For the
                                                                  Months Ended       Year Ended
                                                                      June 30,     December 31,
                                                                        2001 1             2000
-----------------------------------------------------------------------------------------------
INCREASE (DECREASE) IN NET ASSETS:
OPERATIONS:
     Net investment income ...................................   $     972,406    $      47,623
     Net realized gain from investment and
       foreign currency transactions .........................      21,539,316       33,661,372
     Net change in unrealized appreciation/depreciation on
       investments and foreign currencies ....................    (112,512,982)       5,565,094
                                                                 -------------    -------------
     Net increase (decrease) in net assets from operations ...     (90,001,260)      39,274,089
                                                                 -------------    -------------
DISTRIBUTIONS TO SHAREHOLDERS FROM:
     Net realized capital gains ..............................      (4,015,983)     (31,851,302)
                                                                 -------------    -------------
       Total distributions to shareholders ...................      (4,015,983)     (31,851,302)
                                                                 -------------    -------------
CAPITAL SHARE TRANSACTIONS:
     Value of shares issued in reinvestment of dividends .....      16,795,123       12,126,372
     Value of shares repurchased through stock buy back ......      (5,120,030)     (20,832,970)
                                                                 -------------    -------------
     Total increase (decrease) from capital share transactions      11,675,093       (8,706,598)
                                                                 -------------    -------------
     Total decrease in net assets ............................     (82,342,150)      (1,283,811)
NET ASSETS:
     Beginning of period .....................................     415,314,707      416,598,518
                                                                 -------------    -------------
     End of period (including undistributed net investment
       income of $972,406 and $0, respectively) ..............   $ 332,972,557    $ 415,314,707
                                                                 =============    =============

--------------------------------------------------------------------------------
1    UNAUDITED.

SEE NOTES TO THE FINANCIAL STATEMENTS.

                          THE SWISS HELVETIA FUND, INC.
--------------------------------------------------------------------------------

Financial Highlights

                                               For the Six              For the Years Ended December 31,
                                              Months Ended   --------------------------------------------------------
                                           June 30, 2001 1       2000        1999        1998        1997        1996
---------------------------------------------------------------------------------------------------------------------
PER SHARE OPERATING PERFORMANCE:2
     Net asset value, beginning of period........$  17.92   $  17.52    $  19.07    $  16.48    $  12.07    $  12.28
                                                  --------   --------    --------    --------    --------    --------
INCOME FROM INVESTMENT OPERATIONS:
     Net investment income (expenses in
       excess of income).........................     0.04       0.00 4      0.01        0.00 4     (0.02)       0.05
     Net realized and unrealized gain (loss)
       on investments 3..........................    (3.82)      1.68       (0.60)       3.60        4.86        0.12
                                                  --------   --------    --------    --------    --------    --------
     Total from Investment Operations............    (3.78)      1.68       (0.59)       3.60        4.84        0.17
                                                  --------   --------    --------    --------    --------    --------
     Gain from capital share repurchases.........     0.05       0.21        0.12          --          --          --
     Capital charge resulting from the issuance
       of fund shares............................    (0.14)     (0.12)         --          --          --          --
                                                  --------   --------    --------    --------    --------    --------
LESS DISTRIBUTIONS:
     Dividends from net investment income........       --         --       (0.03)      (0.07)         --       (0.05)
     Distributions from net realized
     capital gains...............................    (0.17)     (1.37)      (1.05)      (0.94)      (0.43)      (0.33)
                                                  --------   --------    --------    --------    --------    --------
     Total distributions.........................    (0.17)     (1.37)      (1.08)      (1.01)      (0.43)      (0.38)
                                                  --------   --------    --------    --------    --------    --------
     Net asset value, end of period.............. $  13.88   $  17.92    $  17.52    $  19.07    $  16.48    $  12.07
                                                  ========   ========    ========    ========    ========    ========
     Market value per share, end of period....... $  11.63   $  14.50    $  13.81    $  16.00    $  13.72    $   9.94
                                                  ========   ========    ========    ========    ========    ========
TOTAL INVESTMENT RETURN:5
     Based on market value per share.............   (17.78)%    15.06%      (7.06)%     23.82%      42.66%      (2.93)%
     Based on net asset value per share..........   (20.60)%    12.11%      (1.09)%     22.89%      41.08%       1.98%
RATIOS TO AVERAGE NET ASSETS:
     Expenses....................................     1.29% 6    1.16%       1.11%       1.09%       1.17%       1.22%
     Net investment income (expenses in
       excess of income).........................     0.53% 6    0.01%       0.05%       0.01%      (0.14)%      0.25%
SUPPLEMENTAL DATA:
     Net assets, end of period (000)............. $332,973   $415,315    $416,599    $469,916    $406,030    $296,008
     Average net assets during period (000)...... $370,487   $422,426    $428,072    $464,967    $354,923    $306,069
     Shareholders of record 7....................    1,102      1,125       1,230       1,287       1,408       1,557
     Portfolio turnover rate.....................       15%        25%         14%         13%         13%         19%

--------------------------------------------------------------------------------
1    UNAUDITED.

2    PER SHARE AMOUNTS FOR THE YEARS ENDED DECEMBER 31, 1996 THROUGH
     DECEMBER 31, 1997 HAVE BEEN RESTATED TO REFLECT 2:1 STOCK SPLIT EFFECTIVE OCTOBER 16, 1998.

3    INCLUDES NET REALIZED CURRENCY GAIN (LOSS).

4    LESS THAN $0.01 PER SHARE.

5 TOTAL INVESTMENT RETURN BASED ON MARKET VALUE DIFFERS FROM TOTAL INVESTMENT RETURN BASED ON NET ASSET VALUE DUE TO CHANGES IN THE RELATIONSHIP BETWEEN THE FUND'S MARKET PRICE AND ITS NET ASSET VALUE PER SHARE. RETURNS FROM 1998 AND 1997 HAVE BEEN RESTATED TO REFLECT SUBSEQUENT CHANGES TO DIVIDEND REINVESTMENT CALCULATIONS.

6    ANNUALIZED.

7    NOT AUDITED BY DELOITTE & TOUCHE LLP.

SEE NOTES TO THE FINANCIAL STATEMENTS.

                          THE SWISS HELVETIA FUND, INC.
--------------------------------------------------------------------------------

Notes to Financial Statements
(Unaudited)


A. SIGNIFICANT ACCOUNTING POLICIES -- The Swiss Helvetia Fund, Inc. (the "Fund") which was incorporated in Delaware on October 24, 1986 and began operations August 27, 1987, is registered under the Investment Company Act of 1940, as amended, as a non-diversified, closed-end Investment Management Company. Its objective is to seek long-term growth of capital through investment in equity and equity-linked securities of Swiss companies.

     When preparing the Fund's financial statements, management makes estimates and assumptions in accordance with accounting principles generally accepted in the United States. These estimates affect 1) the assets and liabilities that we report at the date of the financial statements; 2) the contingent assets and liabilities that we disclose at the date of the financial statements; and 3) the income and expenses that we report for the period. Our estimates could be different from the actual results.

     Under certain circumstances, it is necessary to reclassify prior year information in order to conform to the current year's presentation. The Fund's significant accounting policies are:

     VALUATION OF SECURITIES -- The Fund states its investments at value. The Fund values a security that is traded on the Swiss stock exchange at the last sales price on the day of valuation. If there is no sales price available, the Fund values the security at the mean between the closing bid and asked prices for that day. A security that is not traded on the Swiss stock exchange is valued at the mean between the current bid and asked prices. If bid and asked prices are not available, the Fund uses a fair value that is determined in good faith by or under the direction of the Fund's Board of Directors.

     SECURITIES TRANSACTIONS AND INVESTMENT INCOME -- The Fund uses the trade date to account for securities transactions and the specific identification method for financial reporting and income tax purposes to determine the cost of investments sold or redeemed. Interest income is recorded on an accrual basis. Dividend income is recorded on the ex-dividend date. The Fund records Swiss withholding tax as an expense, net of an amount receivable from Swiss tax authorities in accordance with a tax treaty.

     FOREIGN CURRENCY TRANSLATION -- The Fund's books and records are maintained in U.S. dollars. The Fund translates Swiss franc amounts into U.S. dollars based on the following criteria.

     o The Fund adjusts asset and liability accounts to reflect the exchange rate at the end of the period.

     o The Fund includes in the period's net realized foreign exchange gain or loss, the exchange gain or loss that occurs due to exchange rate changes from the time an income or expense amount is accrued and the time it is realized.

     o The Fund records securities at cost based upon exchange rates at the time that Swiss francs are purchased or received. Exchange rates are identified on a first-in, first-out basis.

     It is not practical for the Fund to distinguish the portion of its operating results attributable to exchange rate changes from the portion attributable to market price changes.

     FEDERAL INCOME TAXES AND DISTRIBUTIONS -- The Fund determines its distributions according to income tax regulations, which may be different from accounting principles generally accepted in the United States. As a result, the Fund occasionally makes reclassifications within its capital accounts to reflect income and gains that are available for distribution under income tax regulations.

     The Fund declares and pays dividends from net investment income annually, and records distributions of capital gains on the ex-dividend date. The Fund is organized as a regulated investment company under Subchapter M of the Internal Revenue Code. As long as it maintains this status and distributes to its stockholders all of its taxable net investment income and net realized capital gains, it will be exempt from most, if not all, federal income and excise taxes. As a result, the Fund has made no provisions for federal income taxes.

     SECURITIES LENDING -- The Fund may lend securities to broker-dealers. The loans are secured by collateral at least equal at all times to the market value of the securities loaned. Loans are subject to termination at the option of the borrower or the Fund. Upon termination of the loan, the borrower will return to the Fund securities identical to the loaned securities. The Fund may bear the risk of delay in recovery of, or even loss of rights in, the securities loaned should the borrower of

                          THE SWISS HELVETIA FUND, INC.
--------------------------------------------------------------------------------

Notes to Financial Statements (continued)
(Unaudited)


     the securities fail financially. The Fund receives compensation, net of any rebate, for lending its securities in the form of fees. The Fund continues to receive dividends on the securities loaned and any gain or loss in the market price of the securities loaned that may occur during the term of the loan.

B. INVESTMENT ADVISORY FEES, TRANSACTIONS WITH AFFILIATES AND OTHER FEES -- Hottinger Capital Corp. ("HCC"), which is owned jointly by Hottinger U.S., Inc. and Hottinger & Cie (Zurich), is the Fund's investment advisor. As compensation for its advisory services, the Fund pays HCC an annual fee based on the Fund's month-end net assets. This fee is calculated and paid monthly at the following annual rates. 1.00% of the first $60 million, 0.90% of the next $40 million, 0.80% of the next $100 million, 0.70% of the next $100 million, 0.65% of the next $100 million, 0.60% of the next $100 million, 0.55% of the next $100 million, and 0.50% of the amount over $600 million. The Fund paid Hottinger & Cie $8,775 in brokerage commissions for the period ended June 30, 2001.

     Investment Company Capital Corp. ("ICCC"), is the Fund's administrator. As compensation for its administrative services, the Fund pays ICCC an annual fee based on the Fund's average net assets. This fee is calculated daily and paid monthly at the following annual rates: 0.10% of the first $250 million, 0.05% of the next $250 million and 0.03% of the amount over $500 million.

     Certain officers and/or directors of the Fund are officers and/or directors of HCC, Hottinger U.S., Inc., Hottinger & Cie (Zurich) and/or ICCC.

     Swiss American Securities Inc. is the Fund's custodian. Swiss American Securities, Inc. and the Fund have entered into an agreement with Credit Suisse First Boston that provides for the custody of Swiss securities that the Fund holds. PFPC, Inc. is the Fund's transfer agent.

C. CAPITAL SHARE TRANSACTIONS -- The Fund is authorized to issue up to 50 million shares of $.001 par value capital stock. HCC owned 92,528 of the 23,997,809 shares outstanding on June 30, 2001. During the period the Fund issued 1,177,572 shares and repurchased 358,500 shares through a stock repurchase program.

D. STOCK REPURCHASE PROGRAM -- On February 5, 1999, the Fund announced that its Board of Directors had authorized the Fund to repurchase up to 1,000,000 shares of its common stock in open market purchases to be effected on the New York Stock Exchange. On December 7, 1999, the Fund announced that its Board of Directors had increased this authorization for 2000 to 2,000,000 shares. The Board of Directors and Management made these purchases from time to time during 1999 and 2000. The principal purpose of the repurchases is to enhance stockholder value by increasing the Fund's net asset value per share without creating a meaningful adverse effect upon the Fund's expense ratio and without generating capital gains to fund the program. This may also have the effect of temporarily reducing the current discount of approximately 16 percent. During the period ended June 30, 2001 the Fund repurchased and retired 358,500 shares at a cost of $5,120,030 at an average price of $14.28 (includes broker commissions) and a weighted average discount of 17.88%.

     Notice is hereby given in accordance with section 23(c) of the Investment Company Act of 1940 that the Fund may, from time to time, purchase shares of its Common Stock in the open market in addition to the above program.

E. DIRECTORS' FEES -- The Fund pays each director who is not affiliated with the Fund, its investment advisor or administrator approximately $15,000 per annum in compensation, except for the Chairman of the Audit Committee, who receives an annual fee of approximately $16,500. In addition, each unaffiliated director receives $750 for each attended directors' meeting and $750 for each committee meeting attended, if it is held separately, and reimbursement for out-of-pocket expenses in conjunction with attendance at meetings.

                          THE SWISS HELVETIA FUND, INC.
--------------------------------------------------------------------------------

Notes to Financial Statements (concluded)
(Unaudited)


     Each Director who is a non-interested Director and who is a member of the Discount or Litigation Committees of the Board is compensated for his work on the committees on an hourly basis at the rate of $300, less the $750 meeting fee otherwise payable to committee members for each meeting attended.

F. INVESTMENT TRANSACTIONS -- Excluding short-term obligations, purchases of investment securities aggregated $54,124,488 and sales of investment securities aggregated $55,759,793 for the period ended June 30, 2001.

     On June 30, 2001, aggregate gross unrealized appreciation for all securities in which there is an excess of value over tax cost was $150,829,480 and aggregate gross unrealized depreciation of all securities in which there is an excess of tax cost over value was $12,197,626.

G. LENDING OF SECURITIES -- The Fund has the ability to lend its securities to brokers, dealers and other financial organizations. Loans of the Fund's securities are collateralized by cash and/or government securities that are maintained at all times in an amount equal to 102% of the current market value of the loaned securities for domestic securities.

     At June 30, 2001

     Market Value of     Market Value   % of Portfolio
   Loaned Securities    of Collateral          on Loan
   -----------------    -------------   --------------
            $107,901         $141,349            0.04%

H. TAX RECLAIMS RECEIVABLE -- Swiss taxes are withheld from dividends received by the Fund subject to partial reclaim upon application to the Swiss Federal Tax Administration (SFTA). The Fund records receivables for tax reclaims in the normal course of business. Recently the SFTA suspended payment of reclaims to U.S. regulated investment companies, such as the Fund, pending a review of their eligibility to receive such reclaims. Based upon information available to it, including the advice of Swiss tax counsel, and recent statements by the SFTA, management believes these tax reclaims are collectible.

I. LITIGATION -- On April 2, 2001 and May 8, 2001 two complaints were filed in purported class actions on behalf of stockholders of the Fund in the Court of Chancery of the state of Delaware by individuals claiming to be Fund stockholders against the Fund, each of its Directors and Hottinger Capital Corp., the Fund's Investment Advisor (collectively, the "defendants"). The complaints in these cases, entitled KIMBERLY KAHN VS. PAUL HOTTINGUER ET AL. and CHARLES MILLER VS. PAUL HOTTINGUER ET AL., allege that the defendants have: (A) breached fiduciary duties to stockholders and violated
     Section 109(a) of the Delaware General Corporation Law by adopting amendments to the Fund's Bylaws requiring a vote of 75% of the Fund's outstanding shares to alter, amend or repeal the Bylaws or to adopt other bylaws; (B) breached fiduciary duties to stockholders by adopting amendments to the Fund's Bylaws requiring nominees for election as directors to satisfy certain qualifications; and (C) breached fiduciary and contractual duties through the manner in which the Fund effected a capital gains distribution in December 2000. The complaints seek as relief among other things: (i) a declaration that the defendants have breached their fiduciary duties to stockholders and that the amendments to the Bylaws are null and void; (ii) an injunction in connection with any meeting of stockholders preventing the defendants from enforcing the Bylaw amendments; and (iii) certain unspecified damages. The defendants, including the Fund, believe that each complaint is without merit and are defending against them vigorously.

                          THE SWISS HELVETIA FUND, INC.
--------------------------------------------------------------------------------

Proxy Results (Unaudited)

At the Annual Meeting of Stockholders, held on May 15, 2001, the shares voted on the following three proposals presented to the Stockholders, as reported by IVS Associates, Inc., independent Inspectors of Election, were as follows:

1. TO ELECT THREE CLASS I DIRECTORS TO SERVE FOR A THREE-YEAR TERM AND UNTIL THEIR SUCCESSORS ARE ELECTED AND QUALIFIED.

                                                 WITHHELD/
                                   FOR          ABSTENTIONS
                                ---------       -----------
Alexandre de Takacsy            9,109,524         605,986
Claude W. Frey                  9,136,031         580,389
Eric R. Gabus                   9,110,674         604,746
Dirk Kipp                       4,630,693          53,420
Gregory L. Melville 1           4,630,441          53,672
Moritz A. Sell 1                4,630,441          53,672

The following persons continue as Directors of the Fund: The Baron Hottinger, Didier Pineau-Valencienne and Samuel B. Witt, III, Esq. (Terms Expire in 2002); and Paul Hottinguer, Claude Mosseri-Marlio and Stephen K. West, Esq. (Terms Expire in 2003).

2. TO CONSIDER A PROPOSAL TO CONFIRM THE BOARD OF DIRECTORS' DECISION TO CONTINUE THE INVESTMENT ADVISORY AGREEMENT WITH HOTTINGER CAPITAL CORP.

                                                                   WITHHELD/
                                   FOR            AGAINST         ABSTENTIONS
                               ----------        ---------        -----------
                               10,391,014        3,782,139          223,897

3. TO CONSIDER A STOCKHOLDER PROPOSAL TO TERMINATE THE FUND'S INVESTMENT ADVISORY AGREEMENT WITH HOTTINGER CAPITAL CORP.

                                                                   WITHHELD/
                                   FOR            AGAINST         ABSTENTIONS
                               ----------        ---------        -----------
                                3,577,602        1,044,577          59,458

Under the Investment Company Act of 1940, with 59.9% of the Fund's outstanding shares present at the Meeting in person or by proxy, the approval of the stockholder proposal to terminate the Fund's Investment Advisory Agreement with Hottinger Capital Corp. required the approval of at least 67% of the shares present at the Meeting. With only 3,577,602 votes cast "FOR" this proposal, it received only 25% of the shares present at the Meeting and was soundly defeated.

In connection with the election of directors, there were no abstentions. In addition, because the matters before the Meeting were contested, brokers were not permitted to cast "broker non-votes" and no such votes are included in the above totals.

Following the Meeting, the Fund's investment advisor, Hottinger Capital Corp., agreed to reimburse the Fund in full for expenses incurred in connection with the engagement of Georgeson Shareholder Communications Inc. as the Fund's proxy solicitor. The amount of the reimbursement is $96,508.72.

--------------------------------------------------------------------------------
1 PRIOR TO THE MEETING, THE FUND'S BOARD OF DIRECTORS DETERMINED THAT MESSRS. MELVILLE AND SELL FAILED TO MEET THE QUALIFICATION REQUIREMENTS OF THE FUND'S BY-LAWS TO BE NOMINATED AS DIRECTORS OF THE FUND. ALTHOUGH THOSE NOMINEES WERE NOT BEFORE THE STOCKHOLDERS, THE FUND'S INDEPENDENT INSPECTOR OF ELECTION REPORTED VOTING TOTALS FOR THEM, BECAUSE A STOCKHOLDER SOLICITED PROXIES FOR ALL ITS NOMINEES. TOTALS FOR MESSRS. MELVILLE AND SELL ARE INCLUDED HERE FOR INFORMATION ONLY.

                      [THIS PAGE INTENTIONALLY LEFT BLANK]

                      [THIS PAGE INTENTIONALLY LEFT BLANK]

                      [THIS PAGE INTENTIONALLY LEFT BLANK]